UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010 (April 25, 2010)
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People’s United Financial, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33326	20-8447891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 338-7171

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On April 25, 2010, Philip R. Sherringham resigned, by mutual agreement with the Board of Directors, as President and Chief Executive Officer of People’s United Financial, Inc. (the “Company”) and from his position as a director of the Company.

(c)  Also on April 25, 2010, John P. Barnes, the Company’s Chief Administrative Officer, was named President and Chief Executive Officer to serve on an interim basis while the Company searches for a permanent successor to Mr. Sherringham.  Compensation arrangements for Mr. Barnes have not yet been determined.

Mr. Barnes, age 54, has served as Senior Executive Vice President and Chief Administrative Officer for the Company following the acquisition of Chittenden Corporation in early 2008.  In this position, he has managed Information Technology, Operations, Real Estate Services and Business Services.  Mr. Barnes joined Chittenden Bank in 1983 after five years with the FDIC in Boston.  He became Senior Vice President and Chief Credit Policy Officer in 1988.  In 1990 he was named to head the Credit Policy and Administration division.  In 2003, he was appointed Executive Vice President in charge of the newly formed Chittenden Services Group, which included IT, Operations and other centralized services for the corporation.

A copy of the press release announcing the management change is attached as Exhibit 99.1 to this report and is incorporated herein by reference.  The press release erroneously states that Mr. Barnes was appointed Executive Vice President in charge of Chittenden Services Group in 2002; the immediately preceding paragraph correctly states that this occurred in 2003.

(e)  On April 25, 2010, the Company and Mr. Sherringham entered into a Separation Agreement (“Separation Agreement”) that provides for the termination of Mr. Sherringham’s employment with the Company and his resignation as a director of the Company and from all positions arising from or relating to such employment, all as of such date.  Mr. Sherringham was employed by the Company pursuant to an Employment Agreement dated May 15, 2008 (“Employment Agreement”).  Pursuant to the Separation Agreement, Mr. Sherringham’s departure will be treated as a “Discharge Other Than for Cause and Non-Renewal of the Agreement” under Section 4(a)(ii) of the Employment Agreement.  The Company and Mr. Sherringham also agreed to a mutual non-disparagement covenant.

This description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached to this report as Exhibit 10.l(a) and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1(a)	Separation Agreement by and between Philip R. Sherringham and People’s United Financial, Inc., dated as of April 25, 2010
99.1	Press Release dated April 26, 2010

[Signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: April 27, 2010	By:	/s/ Eric J. Appellof
(Signature)
	Name:	Eric J. Appellof
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1(a)	Separation Agreement by and between Philip R. Sherringham and People’s United Financial, Inc., dated as of April 25, 2010	10.1(a)-1
99.1	Press Release dated April 26, 2010	99.1-1